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     NEW ENGLAND FUNDS
Where The Best Minds Meet(TM)
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NEW ENGLAND MONEY MARKET FUNDS

NEW ENGLAND CASH MANAGEMENT TRUST - MONEY MARKET SERIES
NEW ENGLAND CASH MANAGEMENT TRUST - U.S. GOVERNMENT SERIES
NEW ENGLAND TAX EXEMPT MONEY MARKET TRUST

STATEMENT OF ADDITIONAL INFORMATION


AUGUST 29, 1996
AS REVISED DECEMBER 18, 1996


This Statement of Additional Information (the "Statement") is not a prospectus. This Statement relates to the prospectus of New England Cash Management Trust and New England Tax Exempt Money Market Trust dated August 29, 1996 (the "Prospectus"), and should be read in conjunction therewith. A copy of the Prospectus may be obtained from New England Funds, L.P. (the "Distributor"), 399 Boylston Street, Boston, Massachusetts 02116.

                           T A B L E   O F   C O N T E N T S
                                                                           Page
        Investment Objectives and Policies                                  2
        Investment Restrictions                                             5
        Management of the Funds                                             8
        Investment Advisory, Subadvisory, Distribution and Other Services   11
        Portfolio Transactions                                              15
        Performance                                                         16
        Description of the Funds and Ownership of Shares                    18
        Purchase of Shares                                                  21
        Shareholder Services                                                22
                 Open Accounts                                              22
                 Automatic Investment Plans                                 22
                 Retirement Plans Offering Tax Benefits                     22
                 Systematic Withdrawal Plans                                22
                 Exchange Privilege                                         23
                 Automatic Exchange Plan                                    24
        Redemptions                                                         25
        Net Income, Dividends and Valuation                                 26
        Tax-Free Investing                                                  27
        Taxes                                                               29
        Financial Statements                                                30
        Appendix A - Description Certain New England Cash Management
                     Trust Investments                                      A-1
        Appendix B - Description of Certain New England Tax-Exempt
                     Money Market Trust Investments                         B-1
        Appendix C - Ratings of Corporate and Municipal Bonds,
                     Commercial Paper and Short-Term Tax Exempt
                     Obligations                                            C-1
        Appendix D - Publications That May be Referred to in Fund
                     Advertisements or Sales Literature                     D-1
        Appendix E - Certain Information That May Be Included in
                     Advertising and Promotional Literature                 E-1
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                       INVESTMENT OBJECTIVES AND POLICIES
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GENERAL

         The investment objectives and policies of New England Cash Management Trust - Money Market Series (the "Money Market Fund"), New England Cash Management Trust - U.S. Government Series (the "Government Fund") and New England Tax Exempt Money Market Trust (the "Tax Exempt Fund") (the "Funds," and each a "Fund") are summarized in the Prospectus under "Investment Strategy" and "Investment Risks."

         The investment policies and types of permitted investments of each Fund set forth below and in the Prospectus may be changed without shareholder approval except that the investment objective of each Fund, and any investment policy expressly identified as fundamental, may not be changed without the approval of a majority of the outstanding voting securities of that Fund.

         The terms "shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectus and this Statement each refer to approval by the lesser of (i) 67% or more of the shares of the applicable Fund represented at a meeting at which more than 50% of the outstanding shares of such Fund are represented or (ii) more than 50% of the outstanding shares of such Fund.

         New England Cash Management Trust and New England Tax Exempt Money Market Trust are sometimes referred to hereinafter as the "Trusts," and each as a "Trust."

MONEY MARKET FUND AND GOVERNMENT FUND

         Each Fund will invest only in securities which the Funds' subadviser, Back Bay Advisors(R), L.P. ("Back Bay Advisors(R)"), acting under guidelines established by the relevant Trust's Board of Trustees, has determined are of high quality and present minimal credit risk. For a description of certain of the money market instruments in which each Fund may invest, and the related descriptions of the ratings of Standard and Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's"), see Appendices A and C to this Statement. Money market instruments maturing in less than one year may yield less than obligations of comparable quality having longer maturities.

         Obligations in which the Government Fund invests generally yield less than the obligations in which the Money Market Fund may invest. Therefore, the Government Fund may generally be expected to have a lower yield than the Money Market Fund.

         As described in the Prospectus, the Money Market Fund's investments may include certain U.S. dollar-denominated obligations of foreign banks or of foreign branches and subsidiaries of U.S. banks, which may be subject to foreign economic, political and legal risks. Such risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, difficulties in obtaining and enforcing a judgment against a foreign obligor, exchange control regulations (including currency blockage), and the expropriation or nationalization of assets or deposits. Foreign branches of U.S. banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches and banks may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches or banks will be purchased only when Back Bay Advisors(R) believes the risks are minimal.

         The full faith and credit obligations of the U.S. Government in which the Government Fund may invest include obligations issued by such government agencies as the Government National Mortgage Association, the Farmer's Home Administration and the Small Business Administration.

         Considerations of liquidity, safety and preservation of capital may preclude the Funds from investing in money market instruments paying the highest available yield at a particular time. Each Fund, consistent with its investment objective, attempts to maximize yields by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. Each Fund also invests to take advantage of what are believed to be temporary disparities in the yields of the different segments of the high quality money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Funds, may result in frequent changes in the portfolio of each Fund. There are usually no brokerage commissions as such paid by the Funds in connection with the purchase of securities of the type in which they invest. See "Portfolio Transactions."

         See also "Investment Restrictions" below.

TAX EXEMPT FUND

         As described in the Prospectus, the Tax Exempt Fund seeks to achieve its objective through investment in a diversified portfolio consisting primarily of high quality short-term fixed, variable and floating rate debt securities the interest on which is, in the opinion of bond counsel for the issuers of the securities at the time of their issuance, exempt from federal income taxation ("Municipal Securities"). Municipal Securities are generally obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or by or on behalf of multi-state agencies or authorities. For a more complete description of various types of Municipal Securities and the meanings of the Moody's and S&P ratings referred to in the Prospectus, see Appendices B and C to this Statement. The Fund expects that at least 95% of all dividends paid by the Fund in any given year will be exempt from federal income tax. See "Taxes."

         As described in the Prospectus, the Fund may elect on a temporary basis to hold cash or to invest in obligations other than Municipal Securities when such action is deemed advisable by Back Bay Advisors(R). For example, the Fund might hold cash or make such temporary investments: (i) due to market conditions; (ii) in the event of the scarcity of suitable Municipal Securities;
(iii) pending investment of proceeds from subscriptions for Fund shares or from the sale of portfolio securities; or (iv) in anticipation of redemptions. The Fund will limit its investments in obligations other than Municipal Securities to "money market securities" such as (i) short-term obligations issued or guaranteed by the United States Government or its agencies, authorities or instrumentalities ("U.S. Government Securities"), (ii) high quality short-term domestic certificates of deposit, commercial paper and domestic bankers' acceptances and other high quality money market instruments, or (iii) repurchase agreements with brokers, dealers and banks relating to Municipal or U.S. Government Securities. The interest earned on money market securities is not exempt from federal income tax and may be taxable to shareholders as ordinary income. The ability of the Fund to invest in such taxable money market securities is limited by a requirement of the Internal Revenue Code (the "Code") that at least 50% of the Fund's total assets be invested in Municipal Securities at the end of each quarter of the Fund's fiscal year (see "Taxes") and by a fundamental policy of the Fund which requires that during periods of normal market conditions the Fund will not purchase any security if, as a result, less than 80% of the Fund's net assets would then be invested in Municipal Securities.

         As described in the Prospectus, the Fund may invest in variable or floating rate Municipal Securities. These obligations pay a rate of interest adjusted on a periodic basis and determined by reference to a prescribed formula. Such obligations will be subject to prepayment without penalty, at the option of either the Fund or the issuer, and may be backed by letters of credit or similar arrangements where necessary to ensure that the obligations are of appropriate investment quality. Back Bay Advisors(R) intends to evaluate the credit of the issuers of these obligations and the providers of credit support no less frequently than quarterly.

         The price stability and liquidity of the Fund may not be equal to that of a money market fund which invests exclusively in short-term taxable money market securities, because the taxable money market is a broader and more liquid market with a greater number of investors, issuers and market makers than the short-term Municipal Securities market and because the average portfolio maturity of a money market fund will generally be shorter than the average portfolio maturity of a tax exempt money fund such as the Fund. Adverse economic, business or political developments might affect all or a substantial portion of the Fund's Municipal Securities in the same manner.

When-Issued Securities

         As described in the Prospectus, the Tax Exempt Fund may purchase Municipal Securities on a when-issued basis, which means that delivery and payment for the securities normally occurs 15 to 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Pending delivery of securities purchased on a when-issued basis, the amount of the purchase price will be held in liquid assets such as cash or high quality debt obligations. Such obligations and cash will be maintained in a separate account with the Fund's custodian in an amount equal on a daily basis to the amount of the Fund's when-issued commitments. By committing itself to purchase Municipal Securities on a when-issued basis, the Fund subjects itself to market and credit risks on such commitments as well as such risks otherwise applicable to its portfolio securities. Therefore, to the extent the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary from $1.00 per share. (See "Net Income, Dividends and Valuation.") The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Such sales may result in capital gains which are not exempt from federal income taxes. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligation).

Purchase of Securities with Rights to Put Securities to Seller

         The Fund has authority to purchase securities, including Municipal Securities, at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase if the Fund simultaneously acquires the right to sell the securities back to the seller at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally called a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity and to permit the Fund to meet redemptions while remaining as fully invested as possible in Municipal Securities. The Fund will acquire puts only from recognized securities dealers.

         For the purposes of asset valuation, the Fund will never ascribe any value to puts. The Fund will rarely pay specific consideration for them (although typically the yield on a security that is subject to a put will be lower than for an otherwise comparable security that is not subject to a put). In no event will the specific consideration paid for puts held in the Fund's portfolio at any time exceed 1/2 of 1% of the Fund's net assets. Puts purchased by the Fund will generally not be marketable and the Fund's ability to exercise puts will depend on the creditworthiness of the other party to the transaction.

ALL FUNDS

         As noted in the Prospectus, each Fund may enter into repurchase agreements, which are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve or, to the extent permitted by the Investment Company Act of 1940 [the "1940 Act"], a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford each Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a U.S. Government Security (in the case of any Fund), a Municipal Security (in the case of the Tax Exempt Fund) or another type of high quality money market instrument, the obligation of the seller is not guaranteed by the U.S. Government, the issuer of the Municipal Security, or the issuer of any other high quality money market instrument underlying the agreement, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, in case of such a default, a Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement. Each Fund will enter into repurchase agreements only where the market value of the underlying security equals or exceeds the repurchase price, and each Fund will require the seller to provide additional collateral if this market value falls below the repurchase price at any time during the term of the repurchase agreement.

         As described in the Prospectus, all of each Fund's investments will, at the time of investment, have remaining maturities of 397 days or less. The average maturity of each Fund's portfolio securities based on their dollar value will not exceed 90 days at the time of each investment. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days for any Fund, such Fund will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable. For the purposes of the foregoing maturity restrictions, variable rate instruments which are scheduled to mature in more than 397 days are treated as having a maturity equal to the longer of
(i) the period remaining until the next readjustment of the interest rate and
(ii) if the Fund is entitled to demand prepayment of the instrument, the notice period remaining before the Fund is entitled to such prepayment; other variable rate instruments are treated as having a maturity equal to the shorter of such periods. Floating rate instruments which are scheduled to mature in more than 397 days are treated as having a maturity equal to the notice period remaining before the Fund is entitled to demand prepayment of the instrument; other floating rate instruments, and all such instruments which are U.S. Government Securities, are treated as having a maturity of one day.

         The value of the securities in each Fund can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at a loss. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of the shares of any Fund could require the sale of portfolio investments of that Fund at a time when a sale might not be desirable.

         After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. However, such event will be considered in determining whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P (or another SEC-approved nationally recognized statistical rating organization ["NRSRO"]) may change as a result of changes in such organizations or their rating systems, each Fund will, in accordance with standards approved by the relevant Board of Trustees, attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus.

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                             INVESTMENT RESTRICTIONS
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         The following is a list of each Fund's investment restrictions. Except as otherwise specifically indicated, they are fundamental policies and, accordingly, will not be changed without the consent of the holders of a majority of the outstanding voting securities of the applicable Fund.

MONEY MARKET FUND AND GOVERNMENT FUND

         Neither the Money Market Fund nor the Government Fund will:

         (1) Purchase any security (other than U.S. Government Securities and repurchase agreements relating thereto) if, as a result, more than 5% of the Fund's total assets (taken at current value) would be invested in securities of a single issuer. This restriction applies to securities subject to repurchase agreements but not to the repurchase agreements themselves;

         (2) Purchase any security if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. This restriction does not apply to U.S. Government Securities and bank obligations. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents;

         (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales;

         (4) Acquire more than 10% of the total value of any class of the outstanding securities of an issuer or acquire more than 10% of the outstanding voting securities of an issuer. This restriction does not apply to U.S. Government Securities;

         (5) Borrow money, except as a temporary measure for extraordinary or emergency purposes (but not for the purpose of investment) up to an amount not in excess of 10% of its total assets (taken at cost) or 5% of such total assets (taken at current value), whichever is lower;

         (6) Pledge, mortgage or hypothecate more than 10% of its total assets (taken at cost);

         (7) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;

         (8) Purchase or retain securities of any issuer if, to the knowledge of the Fund, officers and Trustees of the Fund or officers and directors of any investment adviser of the Fund who individually own beneficially more than 1/2 of 1% of the securities of that company, together own beneficially more than 5%;

         (9) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its objective and investment policies. This restriction does not apply to repurchase agreements;

         (10) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, commodities or commodity contracts or real estate. This restriction does not prevent the Fund from purchasing securities of companies investing in real estate or of companies which are not principally engaged in the business of buying or selling such leases, rights or contracts;

         (11) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

         (12) Make investments for the purpose of exercising control or management;

         (13) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with other accounts under the management of Back Bay Advisors(R) to reduce acquisition costs, to average prices among them, or to facilitate such transactions, is not considered participating in a trading account in securities);

         (14) Write or purchase puts, calls or combinations thereof; or

         (15) Invest in the securities of other investment companies, except in connection with a merger, consolidation or similar transaction.

         Except as otherwise stated, the foregoing percentages and the percentage limitations set forth in the Prospectus will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

         As a matter of operating policy and subject to change without shareholder approval, the Funds will not purchase or sell real property, including limited partnership interests.

TAX EXEMPT FUND

         The Tax Exempt Fund will not:

         (1) Purchase any security if, as a result, more than 5% of the Fund's total assets (based on current value) would then be invested in the securities of a single issuer. This limitation does not apply to securities of the United States Government, its agencies or instrumentalities or to any security guaranteed thereby. The limitation applies to securities subject to credit enhancement, but guarantors, insurers, issuers of puts and letters of credit and other parties providing credit enhancement are not considered issuers for purposes of the restriction, although investment in such securities may be limited by applicable regulatory restrictions. The restriction also applies to securities subject to repurchase agreements but not to the repurchase agreements themselves. (The SEC staff currently takes the position that only fully collateralized repurchase agreements may be excluded from such restriction);

         (2) Purchase voting securities or make investments for the purpose of exercising control or management;

         (3) Invest more than 25% of its total assets in industrial development bonds which are based, directly or indirectly, on the credit of private entities in any one industry or in securities of private issuers in any one industry. (In the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.);

         (4) Participate on a joint or joint and several basis in any trading account in securities;

         (5) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of securities transactions;

         (6) Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of its total assets taken at cost, except that the Fund may enter into reverse repurchase agreements. The Fund will not, however, borrow or enter into reverse repurchase agreements if the value of the Fund's assets would be less than 300% of its borrowing and reverse repurchase agreement obligations. In addition, when borrowings (other than reverse repurchase agreements) exceed 5% of the Fund's total assets (taken at current value), the Fund will not purchase additional portfolio securities. Permissible borrowings and reverse repurchase agreements will be entered into solely for the purpose of facilitating the orderly sale of portfolio securities to accommodate redemption requests;

         (7) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into loan participations and repurchase agreements;

         (8) Pledge, mortgage or hypothecate its assets except in connection with reverse repurchase agreements and except to secure temporary borrowings permitted by (6) above in aggregate amounts not to exceed 10% of its net assets taken at cost at the time of the incurrence of such borrowings;

         (9) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

         (10) Invest in securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions, or in connection with a merger, consolidation, reorganization or similar transaction. Under the 1940 Act the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having a value in excess of 5% of the Fund's total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company;

         (11) Purchase or retain securities of an issuer if, to the knowledge of the Fund, officers, trustees or directors of the Fund or any investment adviser of the Fund who individually own beneficially more than 1/2 of 1% of the shares or securities of that issuer together own beneficially more than 5% of such shares or securities;

         (12) Purchase securities of any company which has (with predecessor businesses and entities) a record of less than three years' continuing operation or purchase securities whose source of repayment is based, directly or indirectly, on the credit of such a company, except (i) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, or (ii) Municipal Securities which are rated by at least two nationally recognized municipal bond rating services, if as a result more than 5% of the total assets of the Fund (taken at current value) would be invested in such securities;

         (13) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, commodities or commodity contracts or real estate (except that the Fund may buy Municipal Securities or other permitted investments secured by real estate or interests therein), or

         (14) Write or purchase puts, calls, warrants, straddles, spreads or combinations thereof, except that the Fund may purchase puts as described under "Investment Objectives and Policies -- Tax Exempt Fund -- Purchase of Securities with Rights to Put Securities to Seller" and may purchase Municipal Securities on a "when-issued" basis as described under "Investment Objectives and Policies -- Tax Exempt Fund -- When-Issued Securities";

         Except as otherwise stated in restriction (6), the foregoing percentages and the percentage limitations set forth in the Prospectus will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. As regards restriction (6), as a non-fundamental operating policy, any borrowings of the Tax Exempt Fund will not exceed 5% of the Fund's total assets.

         For the purpose of the foregoing investment restrictions, the identification of the "issuer" of Municipal Securities which are not general obligation bonds (see Appendix B) is made by Back Bay Advisors(R) on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such securities. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision, and the obligation is based solely on the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of industrial development bonds (see Appendix B), if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be regarded as the sole issuer.

         As a matter of operating policy and subject to change without shareholder approval, the Fund will not purchase or sell real property, including limited partnership interests.

ALL FUNDS

         No Fund will purchase any security restricted as to disposition under federal securities laws if, as a result, more than 10% of such Fund's net assets would be invested in such securities or in other securities that are illiquid. The Funds have implemented procedures to determine the liquidity of Section 4(2) commercial paper purchased by the Funds for purposes of determining whether the Fund's limit on the purchases of illiquid securities has been met.

         The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are "illiquid" securities. Each Fund currently intends to conduct its operations in a manner consistent with this view. In addition, certain loan participations may be "illiquid" securities for this purpose.

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                             MANAGEMENT OF THE FUNDS
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Trustees

         The trustees of the Trusts and their ages (in parentheses) and principal occupations during at least the past five years are as follows:

GRAHAM T. ALLISON, JR.--Trustee (56); 79 John F. Kennedy Street, Cambridge, MA
         02138; Douglas Dillon Professor and Director for the Center of Science and International Affairs, John F. Kennedy School of Government; Special Advisor to the United States Secretary of Defense; formerly, Assistant Secretary of Defense; formerly Dean, John F. Kennedy School of Government.

DANIEL M. CAIN - Trustee (51); 452 Fifth Avenue, New York, NY 10018; President,
         Cain Brothers & Company (investment banking); Trustee, Universal Health Realty Income Trust (REIT); Chairman, Inter Fish, Inc. (aquaculture venture in Barbados).

KENNETH J. COWAN -- Trustee (64); One Beach Drive, S.E. #2103, St. Petersburg,
         Florida 33701; Retired; formerly, Senior Vice President-Finance and Chief Financial Officer, Blue Cross of Massachusetts, Inc. and Blue Shield of Massachusetts, Inc.; formerly, Director, Neworld Bank for Savings and Neworld Bancorp.

RICHARD DARMAN - Trustee (53); 1001 Pennsylvania Avenue, N.W., Washington, D.C.
         20004; Partner and Managing Director, The Carlyle Group (investments); Trustee, Council for Excellence in Government (not-for-profit); Director, Frontier Ventures (personal investment); Director, Highway Master Communications (mobile communications); Managing Partner, Little Falls Partners (family investment); Director, Sequana Therapeutics (biotechnology/genomics); Director, Telcom Ventures (telecommunications); formerly, Director of the U.S. Office of Management and Budget and a member of President Bush's Cabinet.

SANDRA O. MOOSE -- Trustee (54); 135 E. 57th Street New York, NY 10022; Senior
         Vice President and Director, The Boston Consulting Group, Inc. (management consulting); Director, GTE Corporation and Rohm and Haas Company (specialty chemicals).

HENRY L. P. SCHMELZER* -- Trustee and President (53); President, Chief Executive
         Officer and Director, NEF Corporation; President and Chief Executive Officer, New England Funds, L.P.; President and Chief Executive Officer, New England Funds Management, L.P. ("NEFM"); Director, Back Bay Advisors(R), Inc.; formerly, Director, New England Securities Corporation ("New England Securities").

JOHN A. SHANE -- Trustee (63); 300 Unicorn Drive, Woburn, Massachusetts 01801;
         President, Palmer Service Corporation (venture capital organization); General Partner, The Palmer Organization and Palmer Partners L.P.; Director, Abt Associates, Inc. (consulting firm); Director, Arch Communications Group, Inc. (paging service); Director, Dowden Publishing Company, Inc. (publishers of medical magazines); Director, Eastern Bank Corporation; Director, Overland Data, Inc. (manufacturer of computer tape drives); Director, Gensym Corporation (expert system software); Director, Summa Four, Inc. (manufacturer of telephone switching equipment); Director, United Asset Management Corporation (holding company for institutional money management).

PETER S. VOSS* -- Chairman of the Board, Chief Executive Officer and Trustee
         (49); President and Chief Executive Officer of New England Investment Companies, L.P. ("NEIC"); Director, President and Chief Executive Officer of New England Investment Companies, Inc. ("NEIC Inc."); Chairman of the Board and Director, NEF Corporation; Chairman of the Board and Director, Back Bay Advisors(R), Inc.; Director, The New England; formerly, Group Executive Vice President, Bank of America (Los Angeles); formerly, Group Head of International Banking, Trading and Securities, Security Pacific National Bank and Chief Executive Officer, Security Pacific Investment Group.

PENDLETON P. WHITE -- Trustee (65); 6 Breckenridge Lane, Savannah, Georgia
        31411; Retired; formerly, President and Chairman of the Executive Committee, Studwell Associates (executive search consultants); formerly, Trustee, The Faulkner Corporation (community hospital corporation).

Officers

         In addition to Messrs. Voss and Schmelzer, the officers of the Trusts and their ages (in parentheses) and principal occupations during the past five years are as follows:

BRUCE R. SPECA -- Executive Vice President (40); Executive Vice President, NEF
         Corporation; Executive Vice President, New England Funds, L.P.; Executive Vice President, NEFM.

ROBERT  P. CONNOLLY -- Secretary and Clerk (42); Senior Vice President and
         General Counsel, NEF Corporation; Senior Vice President and General Counsel, New England Funds, L.P.; Senior Vice President and General Counsel, NEFM; formerly, Managing Director and General Counsel, Kroll Associates, Inc. (business consulting company); formerly, Managing Director and General Counsel, Equitable Capital Management Corporation (investment management company).

FRANK NESVET -- Treasurer (53); Senior Vice President and Chief Financial
         Officer, NEF Corporation; Senior Vice President and Chief Financial Officer, New England Funds, L.P.; Senior Vice President and Chief Financial Officer, NEFM; formerly, Executive Vice President, SuperShare Services Corporation (mutual fund and unit investment trust sponsor).
--------
* Trustee deemed an "interested person" of the Trusts, as defined in the 1940 Act.

         Previous positions during the past five years with The New England, New England Securities or New England Funds, L.P. are omitted, if not materially different. Each of the trustees is also a director or trustee of several other investment companies for which New England Funds, L.P. acts as principal underwriter and affiliates of The New England act as investment adviser.

         The address of each trustee and officer affiliated with NEF Corporation, New England Funds, L.P., NEFM or New England Securities is 399 Boylston Street, Boston, MA 02116.

Compensation

         Neither Trust pays compensation to its officers, or to its trustees who are "interested persons" of the Trusts.

         Each trustee who is not an interested person of the Trusts receives in the aggregate for serving on the boards of the Trusts and New England Funds Trust I and New England Funds Trust II (all four trusts collectively, the "New England Funds Trusts"), comprising a total of 22 mutual fund portfolios, a retainer fee at the annual rate of $40,000 and meeting attendance fees of $2,500 for each meeting of the boards he or she attends and $1,500 for each meeting he or she attends of a committee of the board of which he or she is a member. Each committee chairman receives an additional retainer fee at the annual rate of $2,500. These fees are allocated among the Funds and the nineteen other mutual fund portfolios in the New England Funds Trusts based on a formula that takes into account, among other factors, the net assets of each fund.

         During the fiscal year ended June 30, 1996, the persons who were trustees of the Trusts for all or part of such year received the amounts set forth in the following table for serving as a trustee of the Trusts; and during the year ended December 31, 1995, such persons received the amounts set forth below for serving as trustee of the Trusts and for also serving on the governing boards of the other New England Funds Trusts, New England Zenith Fund ("Zenith") and New England Variable Annuity Fund I ("NEVA"), comprising as of August 29, 1996 a total of thirty-seven mutual fund portfolios (not all of which were in existence during all of 1995).

                                 Aggregate          Aggregate         Pension or                       Total Compensation
                               Compensation       Compensation        Retirement                          from the New
                             from New England   from New England   Benefits Accrued                      England Funds
                              Cash Management   Tax Exempt Money    as Part of Fund       Estimated    Trusts, Zenith and
                               Trust in the      Market Trust in    Expenses in the        Annual          NEVA in
                                Year Ended       the Year Ended    Year Ended June      Benefits Upon    the Year Ended
      Name of Trustee          June 30, 1996      June 30, 1996        30, 1996         Retirement      December 31, 1995
      ---------------          -------------      -------------        --------         ----------      -----------------
Graham T. Allison, Jr.(a)         $5,751             $2,427               $0                $0               $50,000
Daniel M. Cain (b)                $2,097             $  865               $0                $0               $     0
Kenneth J. Cowan                  $6,562             $2,764               $0                $0               $69,291
Richard Darman (b)                $2,097             $  865               $0                $0               $     0
Sandra O. Moose                   $5,748             $2,427               $0                $0               $56,250
James H. Scott (c)                $4,271             $1,807               $0                $0               $59,000
John A. Shane                     $6,023             $2,564               $0                $0               $63,000
Pendleton P. White                $6,023             $2,564               $0                $0               $63,000

(a)    Mr. Allison became a trustee of the Trusts effective April 1, 1995.
(b) Messrs. Cain and Darman were elected trustees of the Trusts on February 23, 1996.
(c)    Effective March 5, 1996, Mr. Scott resigned as a trustee of the Trusts.

        The Trusts provide no pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from each Fund on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in each Fund on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Fund, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

        At August 1, 1996, the officers and trustees of the Trusts as a group owned less than 1% of the outstanding shares of each Fund.

-------------------------------------------------------------------------------
        INVESTMENT ADVISORY, SUBADVISORY, DISTRIBUTION AND OTHER SERVICES
-------------------------------------------------------------------------------

Investment Advisory and Subadvisory Agreements

         Pursuant to separate advisory agreements, each dated January 2, 1996, NEFM has agreed, subject to the supervision of the Board of Trustees of the relevant Trust, to manage the investment and reinvestment of the assets of each Fund and to provide a range of administrative services to each Fund. For the services described in the advisory agreements, each Fund has agreed to pay NEFM a management fee as set forth below:

         Money Market Fund and Government Fund

            Annual Percentage Rate          Average Daily Net Asset Value Levels
            ----------------------          ------------------------------------
                    .425%                   the first $500 million
                    .400%                   the next $500 million
                    .350%                   the next $500 million
                    .300%                   the next $500 million
                    .250%                   amounts in excess of $2 billion

         Tax Exempt Fund -- Under the advisory agreement relating to the Tax Exempt Fund, the Fund pays NEFM a fee at the annual rate of 0.40% of the average daily net asset value of the Fund up to $100 million and 0.30% of such asset value in excess of $100 million.

         The advisory agreements each provide that NEFM may delegate its responsibilities thereunder to other parties. Pursuant to separate subadvisory agreements, each dated January 2, 1996, NEFM has delegated responsibility for managing the investment and reinvestment of each Fund's assets to Back Bay Advisors(R) as subadviser. For providing such subadvisory services to the Funds, NEFM pays Back Bay Advisors(R) a subadvisory fee as set forth below:

                                    Annual           Average Net
       Fund                       Fee Rate           Asset Levels
       ----                       --------           ------------
Money Market Fund                  0.205%      the first $500 million
                                   0.180%      the next $500 million
                                   0.160%      the next $500 million
                                   0.140%      the next $500 million
                                   0.120%      amounts in excess of $2 billion

Government Fund                    0.2125%     the first $500 million
                                   0.2000%     the next $500 million
                                   0.1750%     the next $500 million
                                   0.1500%     the next $500 million
                                   0.1250%     amounts in excess of $2 billion

Tax Exempt Fund                    0.200%      the first $100 million
                                   0.150%      amounts in excess of $100 million

The Funds pay no direct fees to Back Bay Advisors.

         Prior to January 2, 1996, Back Bay Advisors served as adviser to the Funds pursuant to separate advisory agreements, each of which provided for an advisory fee payable by the Fund to Back Bay Advisors at the same rate as the management fee currently payable by the Fund to NEFM.

         For the fiscal years ended June 30, 1994 and 1995 and the period July 1, 1995 to December 31, 1995, the advisory compensation paid to Back Bay Advisors amounted to $3,022,248, $2,796,164 and $1,379,803, respectively, for the Money Market Fund and $265,221, $255,727 and $126,103, respectively, for the Government Fund.

         For the six months ended June 30, 1996, the advisory compensation paid to NEFM amounted to $726,741 and $59,722 for the Money Market Fund and the Government Fund, respectively.

         For the six months ended June 30, 1996, the subadvisory fee NEFM paid to Back Bay Advisors amounted to $678,119 and $60,520 for the Money Market Fund and the Government Fund, respectively.

         Until further notice to the Tax Exempt Fund, NEFM and Back Bay Advisors have agreed to reduce their fee and/or pay the charges, expenses and fees of the Fund (not including fees payable to the trustees who are not "interested persons" of the Trust) to the extent necessary to limit the Fund's expenses to an annual rate of 0.5625 of 1% of average net assets. Prior to January 2, 1996, similar voluntary limitations were in effect with regard to Back Bay Advisors(R) and the Fund. For the fiscal years ended June 30, 1994 and 1995 and the period July 1, 1995 to December 31, 1995, gross advisory fees payable to Back Bay Advisors(R) of $231,093, $281,837 and $134,552, respectively, were reduced by $192,773, $199,639 and $108,843, respectively, as a result of this expense limitation. For the six months ended June 30, 1996, the gross management fee payable to NEFM of $133,354 was reduced by $54,887, resulting in a net management fee of $78,467, and the gross subadvisory fee payable by NEFM to Back Bay Advisors(R) of $66,677 was reduced by $54,887, resulting in a net subadvisory fee of $11,790 as a result of this expense limitation.

         In General. Back Bay Advisors(R) serves as subadviser to the Funds. Formed in 1986, Back Bay Advisors(R) provides investment management services to institutional clients, including other registered investment companies and accounts of The New England and its affiliates. Back Bay Advisors'(R) general partner, Back Bay Advisors(R), Inc., is a wholly-owned subsidiary of NEIC Holdings, Inc. ("NEIC Holdings"), which is a wholly-owned subsidiary of NEIC. NEIC owns the entire limited partnership interest in Back Bay Advisors(R).

         NEFM, formed in 1995, is a limited partnership whose sole general partner, NEF Corporation, is a wholly-owned subsidiary of NEIC Holdings. NEF Corporation is also the sole general partner of New England Funds, L.P., the distributor of the Funds (the "Distributor"). NEIC owns the entire limited partnership interest in each of NEFM and New England Funds, L.P.

         NEIC's sole general partner, NEIC Inc., is a wholly-owned subsidiary of The New England, which owns a majority limited partnership interest in NEIC. NEIC and its eight subsidiary or affiliated asset management firms, collectively, have more than $87 billion of assets under management or administration.

         The New England and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, receipt of certain regulatory approvals. After such merger, NEIC Inc. will be a wholly-owned subsidiary of MetLife, and MetLife will own, directly or indirectly, a majority limited partnership in NEIC. The merger is expected to occur on or after August 30, 1996.

         Each Fund pays all of its expenses not assumed by NEFM or Back Bay Advisors(R), including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under the federal or state securities laws, all expenses of shareholders' and trustees' meetings and of preparing and printing reports to shareholders and the compensation of trustees who are not directors, officers or employees of NEFM, Back Bay Advisors(R) or their affiliates (other than registered investment companies). Since January 2, 1996, the Funds have borne the cost of certain accounting and legal services that were formerly borne by Back Bay Advisors(R).

         Under each Fund's advisory agreement, if the total ordinary business expenses of a particular Fund (and, in the case of New England Cash Management Trust, the total ordinary business expenses of the Trust as a whole) for any fiscal year exceed the lowest applicable limitation (based on a percentage of average net assets or income) prescribed by any state in which shares of that Fund (or, with respect to New England Cash Management Trust, of any series of the Trust) are qualified for sale, NEFM shall pay such excess. At the date of this Statement, the most restrictive state annual expense limitation is 2 1/2% of the average annual net assets up to $30,000,000, 2% of the next $70,000,000 of such assets and 1 1/2% of such assets in excess of $100,000,000. NEFM will not be required to reduce its fee or pay such expenses to an extent or under circumstances which might result in a Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the statutes or regulations of such jurisdictions and, generally speaking, excludes brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses.

         Each Fund's advisory agreement and subadvisory agreement provides that it will continue in effect only if it is approved at least annually (i) by the trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the applicable Fund and (ii) by vote of a majority of the trustees who are not interested persons of the Fund or NEFM. Any amendment to an advisory or subadvisory agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Fund and by vote of a majority of the trustees who are not such interested persons. Each agreement may be terminated without penalty by the trustees or by the shareholders of the applicable Fund upon 60 days' written notice or by NEFM upon 90 days' written notice, and each terminates automatically in the event of its assignment. Each subadvisory agreement also may be terminated by the subadviser upon 90 days' notice and automatically terminates upon termination of the related advisory agreement. In addition, each advisory agreement will automatically terminate if the Trust or the Fund shall at any time be required by the Distributor to eliminate all reference to the words "New England" or the letters "TNE" in the name of the relevant Trust or the relevant Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the trustees who are not interested persons of the relevant Trust or the Fund's adviser or subadviser.

         Each Fund's advisory agreement and subadvisory agreement provides that NEFM or Back Bay Advisors(R) shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         Prior to January 2, 1996, Back Bay Advisors(R) had contracted with New England Securities for New England Securities to provide certain administrative services to the Funds, at Back Bay Advisors'(R) expense.

         Certain officers and employees of Back Bay Advisors(R) have responsibility for portfolio management of other advisory accounts and clients of Back Bay Advisors(R) (including other registered investment companies and accounts of affiliates of Back Bay Advisors(R)) that may invest in securities in which the Funds also invest. If Back Bay Advisors(R) determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Back Bay Advisors(R) to the participating accounts.

         It is believed that the ability of the Funds to participate in larger volume transactions in this manner will in some cases produce better executions for the Funds. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. The trustees are of the view that the benefits of retaining Back Bay Advisors(R) as subadviser to each of the Funds outweigh the disadvantages, if any, that may result from participating in such transactions.

         Where advisory accounts have competing interests in a limited investment opportunity, Back Bay Advisors(R) will allocate an investment purchase opportunity based on the relative time the competing accounts have had funds available for investment, and the relative amounts of available funds, and will allocate an investment sale opportunity based on relative cash requirements and the relative time the competing accounts have had investments available for sale. It is Back Bay Advisors'(R) policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients.

Distribution Agreement

         Under separate agreements with each Fund, the Distributor, 399 Boylston Street, Boston, Massachusetts 02116, acts as the distributor of the Funds' shares, which are sold at net asset value without any sales charge. The Distributor receives no compensation from the Funds or purchasers of Fund shares for acting as distributor. The agreements do not obligate the Distributor to sell a specific number of shares. Under the agreements, the Distributor pays promotion and distribution expenses relating to the sale of Fund shares, including the cost of preparing, printing and distributing prospectuses used in offering shares of the Funds for sale.


         The Distributor pays investment dealers a service fee in order to compensate them for services they provide and expenses they incur in connection with the establishment or maintenance of shareholder accounts in the Funds. The service fee is paid quarterly at an annual rate equal to 0.10% of average Fund net assets, including reinvested dividends, in accounts serviced by the investment dealer during the year. In order to receive a fee for a particular quarter, the investment dealer's clients' average daily net asset balance in a Fund must equal or exceed $1 million. The Distributor pays the service fee; the fee is not a direct or indirect expense of the Funds or their shareholders and does not affect the Funds' yields.


         The Distributor controls the words "New England" in the names of the Trusts and the Funds and if it should cease to be the distributor, New England Cash Management Trust, New England Tax Exempt Money Market Trust or the affected Fund may be required to change their names and delete these words or letters. The Distributor also acts as general distributor for New England Funds Trust I and New England Trust II.

         The Distributor may publish information about the Funds in the publications described in Appendix D and may include information in advertising and sales literature as described in Appendix E.

Independent Accountants

         The Funds' independent accountants are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP conducts an annual audit of the Funds' financial statements, assists in the preparation of the Funds' federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation. The information concerning Financial Highlights in the Prospectus, and the financial statements incorporated by reference in this Statement, have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

Custodian

         State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for each Fund. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities in connection with transactions of each Fund and collects all dividends and other distributions made with respect to each Fund's portfolio securities. State Street Bank also maintains certain accounts and records of the Funds and calculates the total net asset value, total net income and net asset value per share of the Funds. State Street Bank does not determine the investment policies of the Funds or decide which securities a Fund will buy or sell.

Other Services

         Pursuant to a contract between the Funds and the Distributor, the Distributor acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds' shares. The Funds pay a per account fee to the Distributor for these services in the amount of $21.50, annually, which may be increased with the approval of the Trusts' Boards. The aggregate amount of fees paid by the Funds to the Distributor for these services during the three most recent fiscal years of the Funds were as follows:

              Trust                             Fiscal Year Ended June 30,
-------------------------------------------------------------------------------
                                              1994         1995          1996
                                              ----         ----          ----
New England Cash Management Trust
     Money Market Series                   $1,646,555   $2,011,935    $1,986,393
     U.S. Government Series                $   74,257   $   99,544    $   98,617
New England Tax Exempt Money Market Trust  $   58,609   $   76,391    $   76,498

         The Distributor has subcontracted with State Street Bank for it to provide, through its subsidiary, Boston Financial Data Services, Inc. ("BFDS"), transaction processing, mail and other services.

         In addition, during the fiscal year ended June 30, 1996, the Distributor received legal and accounting services fees paid by the Money Market Fund and Tax Exempt Fund in the amount of $21,912 and $22,044, respectively. The Distributor has voluntarily agreed to waive these legal and accounting services fees for the Government Fund until further notice. As a result of this voluntary waiver, the Distributor waived its entire fee for the Government Fund of $22,044 for the fiscal year ended June 30, 1996.

-------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

In General

         In placing orders for the purchase and sale of portfolio securities for each Fund, Back Bay Advisors(R) will always seek the best price and execution. It is expected that the Funds' portfolio transactions will generally be with issuers or dealers in money market instruments acting as principal. Accordingly, the Funds do not anticipate that they will pay significant brokerage commissions. During the year ended June 30, 1996, the Funds did not incur any brokerage fees in connection with portfolio transactions.

         Some of the portfolio transactions for each Fund are placed with dealers who provide Back Bay Advisors(R) with supplementary investment and statistical information or furnish market quotations to the Funds or other investment companies advised by Back Bay Advisors(R). The business would not be so placed if the Funds would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these research services, they may, to the extent used, tend to reduce the expenses of Back Bay Advisors(R). The research services may also be used by Back Bay Advisors(R) in connection with its other advisory accounts and in some cases may not be used with respect to the Funds.

         The Board of Trustees of each Trust has requested that Back Bay Advisors(R) seek to reduce underwriting commissions or similar fees on Fund portfolio transactions through certain methods currently available. It is not expected that these methods will result in material reductions. The Boards have not requested that Back Bay Advisors(R) or its affiliates attempt to join underwriting syndicates to reduce underwriting commissions or fees.

Tax Exempt Fund

         It is expected that the Tax Exempt Fund's portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price.

-------------------------------------------------------------------------------
                                   PERFORMANCE
-------------------------------------------------------------------------------

         From time to time, the Funds may use performance data in advertisements and promotional material. These results may include comparisons to the average daily yields of money market funds reporting to IBC/Donoghue's Money Fund Report ("Donoghue's"), including comparisons of such average yields for funds considered by Donoghue's to be in the same category as each of the Funds. See "Net Income, Dividends and Valuation" below for an explanation of how the Funds calculate yield and "effective" (or "compound") yield.

         New England Funds, L.P. may make reference in its advertising and sales literature to awards, citations and honor bestowed on it by industry organizations and other observers and raters, including, but not limited to Dalbar's Quality Tested Service Seal and Key Honors Award. Such reference may explain the criteria for the award, indicate the nature and significance of the honor and provide statistical and other information about the award and New England Funds, L.P.'s selection, including, but not limited to, the scores and categories in which New England Funds, L.P. excelled, the names of funds and fund companies that have previously won the award and comparative information and data about those against whom New England Funds, L.P. competed for the award, honor or citation.

         New England Funds, L.P. may publish, allude to or incorporate in its advertising and sales literature testimonials from shareholders, clients, brokers who sell or own shares, broker-dealers, industry organizations and officials and other members of the public, including, but not limited to, fund performance, features and attributes, or service and assistance provided by departments within the organization, employees or associates of New England Funds, L.P.

         From inception of each Fund (Class A shares) or date of first offering (Class B shares) through each of the dates set forth below, an investment of $10,000 in each Fund grew, assuming the reinvestment of all dividends, to the respective amounts set forth below. The periods covered included periods of widely fluctuating interest rates and should not necessarily be considered representative of performance of an investment in a Fund today.

            New England Cash Management Trust -- Money Market Series
                         ($10,000 investment on 7/10/78)
                                (Class A Shares)

                    Value of Investment       Value of Cumulative
Period Ended       on First Day of Period     Reinvested Dividends   Total Value
------------       ----------------------     --------------------   -----------
  12/31/78                 $10,000                  $   385             $10,385
  12/31/79                  10,385                    1,504              11,504
  12/31/80                  11,504                    2,971              12,971
  12/31/81                  12,971                    5,194              15,194
  12/31/82                  15,194                    7,155              17,155
  12/31/83                  17,155                    8,680              18,680
  12/31/84                  18,680                   10,628              20,628
  12/31/85                  20,628                   12,259              22,259
  12/31/86                  22,259                   13,675              23,675
  12/31/87                  23,675                   15,110              25,110
  12/31/88                  25,110                   16,915              26,915
  12/31/89                  26,915                   19,320              29,320
  12/31/90                  29,320                   21,638              31,638
  12/31/91                  31,638                   23,499              33,499
  12/31/92                  33,499                   24,655              34,655
  12/31/93                  34,655                   25,536              35,536
  06/30/94                  35,536                   26,036              36,036
  06/30/95                  36,036                   27,761              37,761
  06/30/96                  37,761                   29,596              39,596

            New England Cash Management Trust -- Money Market Series
                         ($10,000 investment on 9/13/93)
                                (Class B Shares)

                    Value of Investment       Value of Cumulative
Period Ended       on First Day of Period     Reinvested Dividends   Total Value
------------       ----------------------     --------------------   -----------
  12/31/93                 $10,000                  $    74             $10,074
  06/30/94                  10,074                      216              10,216
  06/30/95                  10,216                      705              10,705
  06/30/96                  10,705                    1,125              11,225

           New England Cash Management Trust - U.S. Government Series
                         ($10,000 investment on 6/2/82)
                                (Class A Shares)

                    Value of Investment       Value of Cumulative
Period Ended       on First Day of Period     Reinvested Dividends   Total Value
------------       ----------------------     --------------------   -----------
  12/31/82                 $10,000                  $   543             $10,543
  12/31/83                  10,543                    1,435              11,435
  12/31/84                  11,435                    2,559              12,559
  12/31/85                  12,559                    3,550              13,550
  12/31/86                  13,550                    4,402              14,402
  12/31/87                  14,402                    5,213              15,213
  12/31/88                  15,213                    6,232              16,232
  12/31/89                  16,232                    7,610              17,610
  12/31/90                  17,610                    8,925              18,925
  12/31/91                  18,925                   10,009              20,009
  12/31/92                  20,009                   10,694              20,694
  12/31/93                  20,694                   11,213              21,213
  06/30/94                  21,213                   11,500              21,500
  06/30/95                  21,500                   12,496              22,496
  06/30/96                  22,496                   13,570              23,570


           New England Cash Management Trust - U.S. Government Series
                         ($10,000 investment on 9/20/93)
                                (Class B Shares)

                    Value of Investment       Value of Cumulative
Period Ended       on First Day of Period     Reinvested Dividends   Total Value
------------       ----------------------     --------------------   -----------
  12/31/93                  $10,000                 $    67             $10,067
  06/30/94                   10,067                     203              10,203
  06/30/95                   10,203                     672              10,672
  06/30/96                   10,672                   1,182              11,182

                    New England Tax Exempt Money Market Trust
                         ($10,000 investment on 4/21/83)
                                (Class A Shares)

                    Value of Investment       Value of Cumulative
Period Ended       on First Day of Period     Reinvested Dividends   Total Value
------------       ----------------------     --------------------   -----------
  12/31/83                  $10,000                 $   371             $10,371
  12/31/84                   10,371                     984              10,984
  12/31/85                   10,984                   1,543              11,543
  12/31/86                   11,543                   2,043              12,043
  12/31/87                   12,043                   2,531              12,531
  12/31/88                   12,531                   3,134              13,134
  12/31/89                   13,134                   3,899              13,899
  12/31/90                   13,899                   4,660              14,660
  12/31/91                   14,660                   5,268              15,268
  12/31/92                   15,268                   5,667              15,667
  12/31/93                   15,667                   5,979              15,979
  06/30/94                   15,979                   6,153              16,153
  06/30/95                   16,153                   6,667              16,667
  06/30/96                   16,667                   7,209              17,209

                    New England Tax Exempt Money Market Trust
                         ($10,000 investment on 9/13/93)
                                (Class B shares)

                    Value of Investment       Value of Cumulative
Period Ended       on First Day of Period     Reinvested Dividends   Total Value
------------       ----------------------     --------------------   -----------

  12/31/93                  $10,000                 $    60             $10,060
  06/30/94                   10,060                     170              10,170
  06/30/95                   10,170                     493              10,493
  06/30/96                   10,493                     834              10,834

-------------------------------------------------------------------------------
                DESCRIPTION OF THE FUNDS AND OWNERSHIP OF SHARES
-------------------------------------------------------------------------------

         New England Cash Management Trust was organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a "Declaration of Trust") dated June 5, 1980. The Trust commenced operations on October 3, 1980 by acquiring all the assets and liabilities of NEL Cash Management Account, Inc., which commenced operations on July 10, 1978. The Trust was established with the same investment objective, policies, restrictions and investment adviser as the NEL Cash Management Account, Inc. then had. On June 2, 1982 the U.S. Government Series commenced operations as a separate portfolio of New England Cash Management Trust, the Trust's then existing portfolio having been redesignated the "Money Market Series." The Money Market Fund and the Government Fund are the only series of New England Cash Management Trust currently in existence. Each such Fund has two classes of shares available for purchase.

         New England Tax Exempt Money Market Trust was organized as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated January 18, 1983, and commenced operations on April 21, 1983. Only one series of shares of New England Tax Exempt Money Market Trust is currently in existence; it has two classes of shares available for purchase.

         Class A and B shares of each Fund are identical, except that the classes have different exchange privileges, as set forth in detail in the Prospectus.

         The Declarations of Trust currently permit the relevant trustees to issue an unlimited number of full and fractional shares of each Fund. Each Fund is represented by a particular series of shares. The Declarations of Trust further permit each Trust's trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the trustees may determine. The shares of each Fund have no pre-emptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Fund or otherwise, shareholders of each series of shares are entitled to share pro rata in the net assets belonging to that series then available for distribution to such shareholders.

         The assets received by each series of New England Cash Management Trust from the issue or sale of shares of each series thereof and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that series. The underlying assets of each series are segregated and are charged with the expenses in respect of that series and with a share of the general expenses of New England Cash Management Trust. Any general expenses of the Trust not readily identifiable as belonging specifically to a particular series are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each series of the Trust, certain expenses may be legally chargeable against the assets of both series.

         The Declarations of Trust also permit the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

         The Declarations of Trust also permit the trustees, without shareholder approval, to subdivide any series or class of shares into various sub-series or sub-classes participating in the same portfolio with such dividend preferences and other rights as the trustees may designate. While the trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more series or classes. At such time as the trustees of New England Tax Exempt Money Market Trust create another series, the Trust would become a "series" company as that term is used in
Section 18(f) of the 1940 Act. Currently, New England Cash Management Trust is such a "series" company.

         The Declarations of Trust provide for the perpetual existence of the Trusts. Either Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Fund affected or by the relevant trustees upon written notice to the shareholders. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class or by the trustees upon written notice.

VOTING RIGHTS

General

         As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and may vote (to the extent described below) in the election of trustees and the termination of the Funds and on other matters submitted to the vote of shareholders.

         The Declaration of Trust for each Trust provides that, on any matter submitted to a vote of all Trust shareholders, all of a Trust's shares entitled to vote shall be voted together irrespective of series or class unless the rights of a particular series or class would be adversely affected by the vote, in which case a separate vote of that series or class shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a series or class shall be deemed to be affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of such series or class. On matters affecting an individual series or class, only shareholders of that series or class are entitled to vote.

         There will normally be no meetings of shareholders for the purpose of electing trustees except that in accordance with the 1940 Act (i) each Trust will hold a meeting of its shareholders for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, trustees of the Tax Exempt Fund may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Fund's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

         Upon written request by the holders of shares having a net asset value of $25,000 or constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Tax Exempt Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

         Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

         No amendment may be made to the Declarations of Trust without the affirmative vote of a majority of the outstanding shares of the applicable Trust except (i) to change the name of the Trust or a series thereof or to cure technical problems in the Declaration of Trust, (ii) to establish and designate new series or classes of shares, and (iii) to establish, designate or modify new and existing series or classes of shares or modify other provisions relating to Trust shares in response to applicable laws or regulations, or, in the case of the Tax Exempt Fund, in order to convert the Fund into a "series" company. If one or more new series of either Trust is established and designated by the trustees, the shareholders having beneficial interests in the Funds described in the Prospectus and this Statement shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the Funds.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, a Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declarations of Trust disclaim shareholder liability for acts or obligations of a Fund and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or its trustees. The Declarations of Trust provide for indemnification out of the assets of a Fund for all loss and expense of any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

         The Declarations of Trust further provide that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of each Trust provide for indemnification by the Trust of the trustees and the officers of such Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

OWNERSHIP OF SHARES

         At August 1, 1996, there were 675,363,983 shares of the Money Market Fund, 53,720,046 shares of the Government Fund and 65,243,042 shares of the Tax Exempt Fund issued and outstanding. One account registered to National Financial Services Corp. (For the Exclusive Benefit of its Customers), 200 Liberty St., 1 World Financial Center; New York, NY 10281-1003 owned 67,149,508 shares of the Money Market's Class A shares, about 10.1% of the total Class A shares then outstanding. Two accounts registered to National Financial Services Corp. (For the Exclusive Benefit of its Customers), 200 Liberty St., 1 World Financial Center; New York, NY 10281-1003 and one account registered to Kevin M. Mahony and Mary S. Mahony, 228 Common St., Belmont, MA 02178-2916 owned 6,621,101 and 3,139,611 Class A shares of the Government Fund, respectively, about 12.6% and 6.0%, respectively, of the Class A shares then outstanding. Seven accounts registered to Brady Diesel Inc. 401K Savings Plan, P.O. Box 4417, Houma, LA 70361-4417, Smith Barney Inc, 388 Greenwich St., New York, NY 10013-2375, Thomas Smith Co. Inc. 401K Plan, 288 Grove St. Worcester, MA 01605-3908, Jean Magill (Guardian, Amy L. Magill), P.O. Box 1673, Snellville, GA 30278-1673, Jean Magill (Guardian, James C. Magill, Jr.), P.O. Box 1673, Snellville, GA 30278-1673, Mable Snell, 2145 North Rd., Snellville GA 30278-2630 and Winnie S. Escoe, 2610 Glendale Ct., Conyers, GA 30208-1460 owned 114,612, 105,122, 87,965, 87,699,
87,669, 83,581 and 50,715 Class B shares of the fund, respectively, about 11.8%, 10.8%, 9.0%, 9.0%, 9.0%, 8.6% and 5.2% of the total Class B shares then outstanding. For the Tax Exempt Fund's Class A shares, there were two accounts registered to National Financial Services Corp.(For the Exclusive Benefit of its Customers) and Mark Henkin, 265 East 66th St. #19-C, New York, NY 10021-6406 which owned 12,031,753 and 4,620,279 shares, respectively, about 18.5% and 7.1% of the fund's Class A shares then outstanding. Five accounts registered to Harry Graff (Trustee of the Harry Graff Trust DTD 7/27/90), 17 Raven Ln., Gloucester, MA 01930-4177, Ruth L. Graff (Trustee of the Ruth L. Graff Trust DTD 7/27/90), 17 Raven Ln., Gloucester, MA 01930-4177, Henry S. Belber, 229 Lancaster Ave., Devon, PA 19333-1589, National Financial Services Corp.( For the Benefit of Richard J. Broggi and Ellen Ann Broggi), P.O. Box 366, Bridgewater Hill, Bridgewater Corners, VT 05035-0366 and Dorothy Kosiba Temple and Raymond Kosiba, 1548 William Peters Rd., Bogalusa, LA 70427-6053 owned 65,166, 65,001, 47,322,
37,318 and 25,000 Class B shares of the fund, respectively, about 18.2%, 18.1%, 13.2%, 10.4% and 7.0%, respectively, of the Class B shares of the fund.

-------------------------------------------------------------------------------
                               PURCHASE OF SHARES
-------------------------------------------------------------------------------

         The procedures for purchasing shares of the Funds are summarized in the Prospectus under the caption "6 Ways to Buy Fund Shares." Shares may also be purchased either in writing, by phone or by electronic funds transfer, or by exchange as described in the Prospectus, through firms that have selling agreements with the Distributor.

         Shares of each Fund are offered for sale continuously at their respective net asset values, which the Funds seek to maintain at a constant $1 per share. See "Net Income, Dividends and Valuation." There is no sales charge.

         The minimum initial investment is $1,000, with a $50 minimum for subsequent investments. There are reduced initial investment minimums for certain investments described below under "Shareholder Services."

         Banks may charge a fee for transmitting funds by wire or through the Automated Clearing House ("ACH") system. With respect to shares purchased by federal funds wire, shareholders should bear in mind that wire transfers may take two or more hours to complete.

         A shareholder may purchase additional shares electronically through the ACH system so long as the shareholder's bank or credit union is a member of the ACH system and the shareholder has a completed, approved ACH application on file.


         In all instances where checks are sent for the purchase of shares, they must be drawn on U.S. banks and payable in U.S. dollars.


-------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
-------------------------------------------------------------------------------

Open Accounts

         Except for investors who own shares through certain broker "street name" or retirement plan arrangements, each shareholder's investment is automatically credited to a separate open account maintained for the shareholder by the Distributor, and the shareholder will receive a monthly statement disclosing the current balance of shares owned in the shareholder's account and the details of all transactions in that account during the month; however, if there were no transactions other than dividend declarations during a month, the shareholder will receive a quarterly statement instead of a monthly statement. After the close of each calendar year, the Distributor will send the shareholder a statement for each of his or her accounts providing federal tax information on dividends and distributions paid during the year including information as to that percentage, if any, of Tax Exempt Fund dividends that are not exempt from federal income taxation. Shareholders should retain this as a permanent record. The Distributor reserves the right to charge a fee for providing duplicate information.

Automatic Investment Plans

         As described in the Prospectus, shareholders may, after opening an account, authorize automatic monthly transfers of a least $50 from the shareholder's bank account to purchase shares of a Fund. These transfers are effected through checks drawn under Investment Builder, a program designed to facilitate such periodic payments.

         Under Investment Builder, funds normally are credited to the Fund not later than the fourth business day after the check is drawn. An Investment Builder application must be completed to open an automatic investment plan. An application is included in the Prospectus or may be obtained from your investment dealer or from New England Funds by calling 1-800-225-5478. The plan may be discontinued by written notice to New England Funds, L.P., which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to shareholders at least thirty days prior to any payment date. State Street Bank is under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans Offering Tax Benefits - Money Market Fund and Government Fund

         The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Money Market Fund or the Government Fund, or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations (403(b) plans).

         Initial investments in either Fund must be at least $250 for each participant in corporate pension and profit sharing plans, IRAs and Keogh plans and $50 for subsequent investments. There is a special initial and subsequent investment minimum of $25 for payroll deduction investment programs for 401(k), SARSEP, 403(b) and certain other retirement plans. Income dividends and capital gain distributions will be automatically reinvested (unless the investor is age 59 1/2 or disabled). Plan documents can be obtained from the Distributor.

         An investor should consult a competent tax or other adviser as to the suitability of either Fund's shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974 and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects.

Systematic Withdrawal Plans

         A shareholder owning shares having a value of $5,000 or more in any Fund may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount from the shareholder's account. There is no minimum account size where payments are made directly to The New England or the Distributor. There is no charge for this service, and the shareholder may terminate his or her plan at any time. Shareholders can establish the plan on the account application or obtain a Service Options Form for establishing such a plan by calling New England Funds at 1-800-225-5478.

         Under a Systematic Withdrawal Plan, shareholders may elect to receive or direct payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $100 or a variable amount based on (1) a specified percentage of an account's market value or (2) a specified number of years for liquidating an account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). Under a variable payment option, the initial payment from an account for each Fund must be $100 or more. In addition, shareholders who have purchased insurance or annuity products of The New England may elect to have amounts withdrawn from a Fund monthly to pay the necessary premiums. Withdrawals may be paid to a person other than the shareholder if a signature guarantee is provided. On Systematic Withdrawal Plans for accounts subject to a contingent deferred sales charge ("CDSC"), the redemption of shares will not be subject to a CDSC if the amount or percentage you specify does not exceed, on an annualized basis, 10% of the value of your account with the Fund (based on the day you established your Plan). In the case of Class A and B shares not subject to a CDSC, there is no limit on the percentage of an account that may be redeemed. Please consult your investment dealer or New England Funds for additional information.

         No share certificates will be issued for an account that is subject to a Systematic Withdrawal Plan. Income dividends and capital gain distributions will be reinvested.

         Since Systematic Withdrawal Plan payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the initial investment, particularly in the event of a period of low earnings. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Funds and New England Funds make no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a Plan. See "Redemptions" and "Tax Status," below, for certain information as to federal income taxes. New England Funds may modify or terminate this program at any time.

Exchange Privilege

         Class A shares of a Fund may be exchanged for shares of either class of the other Funds and Class B shares of a Fund may be exchanged for Class B shares of any other Funds, subject to the minimum investment and eligibility requirements of the Funds into which you are exchanging and state securities law requirements. Shareholders may also exchange their shares in the Funds for shares of the same class of any other fund in the New England Funds listed below, subject to those funds' eligibility requirements and sales charges. Class A shares of a Fund may also be exchanged for Class C shares of the New England Stock or Bond Funds, subject to the applicable sales charge. The Stock Funds of the New England Funds are: New England Capital Growth Fund, New England Value Fund, New England Balanced Fund, New England Growth Opportunities Fund, New England International Equity Fund, New England Star Advisers Fund, New England Star Worldwide Fund, New England Growth Fund and Growth Fund of Israel; the Bond Funds of the New England Funds are: New England Government Securities Fund, New England Limited Term U.S. Government Fund, New England Adjustable Rate U.S. Government Fund, New England Strategic Income Fund, New England Bond Income Fund, New England High Income Fund, New England Municipal Income Fund, New England Massachusetts Tax Free Income Fund, New England Intermediate Term Tax Free Fund of California and New England Intermediate Term Tax Free Fund of New York.

         Shareholders of any of the other funds in the New England Funds may exchange all or any portion of their shares (including the proceeds of shares of the other funds redeemed within 120 days before the exchange) for shares of the same class of the Funds. However, Class A or Class B shares of a Fund acquired by exchange either from the New England Stock or Bond Funds or another Fund will be subject to a CDSC if, and to the extent as, the shares exchanged were subject to a CDSC. Shareholders of Class C shares of the New England Stock or Bond Funds may exchange those shares only for Class A shares of the Funds. Such exchanges may be made by telephoning or writing New England Funds or certain investment dealers. Such an exchange in the case of the Class B shares of the New England Funds stops the aging period for purposes of determining the CDSC and conversion to Class A, and the aging resumes only when an exchange is made back into a non-money market fund in the New England Funds.

         Shares of any Fund acquired through an exchange from the New England Funds listed above may be re-exchanged for shares of the same class of those New England Funds. Any such exchange will be based on the respective current net asset values of the shares involved and no sales charge will be imposed. Shareholders making such exchanges must provide New England Funds with sufficient information to permit verification of their prior ownership of shares.

         An exchange may be effected, provided that neither the registered name nor address of the accounts are different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to New England Funds at 1-800-225-5478 or (2) a written request to New England Funds, using the Service Options Form available from your investment dealer. In any event, a current prospectus of the fund whose shares will be received must be delivered to the shareholder before the transaction can be completed.

Automatic Exchange Plan

         Shareholders may establish an Automatic Exchange Plan under which shares are automatically redeemed each month and immediately reinvested in shares of the same class of one or more of the New England Funds listed below, subject to the investor eligibility requirement of that other fund and the exchange rules regarding Class A and Class B above. Also, proceeds of automatic redemptions of Class A shares of the Funds may be reinvested in Class C shares of those New England Funds' Stock or Bond Funds that offer Class C shares. Registrations on all accounts must be identical. The two dates each month on which exchanges may be made are the 15th or 28th (or the first business day thereafter if the 15th or the 28th are not business days) and are made until the account is exhausted or until New England Funds is notified in writing to terminate the plan. Exchanges may be made in amounts of $50 or more from any Fund. A sales charge will be imposed on such exchanges unless the shares being exchanged were previously acquired through an exchange from one of the New England Funds listed below. Complete the account application or the Service Options Form available from New England Funds to establish an Automatic Exchange Plan.

         Every exchange constitutes a sale of fund shares for federal income tax purposes, on which an investor may realize a long- or short-term capital gain or loss.

The other New England Funds and their investment objectives are as follows:

STOCK FUNDS:

         NEW ENGLAND GROWTH FUND seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

         NEW ENGLAND CAPITAL GROWTH FUND seeks long-term growth of capital.

         NEW ENGLAND VALUE FUND seeks a reasonable long-term investment return from a combination of market appreciation and dividend income from equity securities.

         NEW ENGLAND BALANCED FUND seeks a reasonable long-term investment return from a combination of long-tern capital appreciation and moderate current income.

         NEW ENGLAND GROWTH OPPORTUNITIES FUND seeks opportunities for long-term growth of capital and income.

         NEW ENGLAND INTERNATIONAL EQUITY FUND seeks total return from long-term growth of capital and dividend income primarily through investment in a diversified portfolio of marketable international equity securities.

         NEW ENGLAND STAR ADVISERS FUND seeks long-term growth of capital.

         NEW ENGLAND STAR WORLDWIDE FUND seeks long-term growth of capital.

         GROWTH FUND OF ISRAEL seeks long-term growth of capital.

BOND FUNDS:

         NEW ENGLAND GOVERNMENT SECURITIES FUND seeks a high level of current income consistent with safety of principal by investing in U.S. Government securities and engaging in transactions involving related options, futures and options on futures.

         NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND seeks a high current return consistent with preservation of capital.

         NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND seeks a high level of current income consistent with low volatility of principal.

         NEW ENGLAND STRATEGIC INCOME FUND seeks high current income with a secondary objective of capital growth.

         NEW ENGLAND BOND INCOME FUND seeks a high level of current income consistent with what the Fund considers reasonable risk. The Bond Income Fund invests primarily in corporate and U.S. Government bonds.

         NEW ENGLAND HIGH INCOME FUND seeks high current income plus the opportunity for capital appreciation to produce a high total return.

         NEW ENGLAND MUNICIPAL INCOME FUND seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital. The Municipal Income Fund invests primarily in debt securities of municipal issuers, the interest of which is exempt from federal income tax but may be subject to the federal alternative minimum tax, and may engage in transactions in financial futures contracts and options on futures.

         NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND seeks as high a level of current income exempt from federal income tax and Massachusetts personal income taxes as Back Bay Advisors, the Fund's subadviser, believes is consistent with preservation of capital.

         NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA seeks as high a level of current income exempt from federal income tax and its state personal income tax as is consistent with preservation of capital.

         NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF NEW YORK seeks as high a level of current income exempt from federal income tax and its state personal income tax and New York City personal income tax as is consistent with preservation of capital.

-------------------------------------------------------------------------------
                                   REDEMPTIONS
-------------------------------------------------------------------------------

         The procedures for redemption of Fund shares are summarized in the Prospectus following the caption "Selling Fund Shares." As described in the Prospectus, under "Contingent Deferred Sales Charges," a CDSC may be imposed in certain instances upon the redemption of Fund shares which were acquired through an exchange of shares of the New England Funds. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or purchase. Any applicable CDSC will be calculated in the manner described in the relevant prospectus of the New England Funds and the related Statement of Additional Information.

         Except as noted below, signatures on redemption requests must be guaranteed by an "Eligible Guarantor Institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Signature guarantees by notaries public are not acceptable. However, as noted in the Prospectus, a signature guarantee will not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address.

         In order to have redemption proceeds sent to your bank by telephone, you either must select this service when completing the new account application or must do so subsequently on the Service Options Form (with a signature guarantee), available from New England Funds or your investment dealer. When selecting the service, you must designate a bank account to which the redemption proceeds should be sent. Any change in the bank account so designated may be made by furnishing to New England Funds or your investment dealer a completed Service Options Form with a signature guarantee. Telephone redemptions proceeds may be wired to a bank account only if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor and State Street Bank are not responsible for the authenticity of withdrawal instructions received by telephone.

         In order to redeem shares electronically through the ACH system, a shareholder's bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone request must be received no later than 4:00 p.m. (Eastern time). Upon receipt of the required information, the appropriate number of shares will be redeemed and the monies forwarded to the bank designated on the shareholder's application through the ACH system. The redemption will be processed the day the telephone call is made and the monies generally will arrive at the shareholder's bank within three business days. The availability of these monies will depend on the individual bank's rules.

         The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by New England Funds in proper form. Payment normally will be made by State Street Bank on behalf of the Fund within seven days thereafter. However, payment of the redemption proceeds may be delayed if the purchase of shares was made by a check or an electronic funds transfer, which was deposited or initiated, respectively, less than ten days prior to the redemption request (unless the Fund is aware that the check or transfer has cleared).

         The Funds will normally redeem shares for cash. However, each of the Funds reserves the right to pay the redemption price wholly or partly in kind if the Board of Trustees of the relevant Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder may be unable to sell the securities for the full value placed on them when held by the Fund and will probably have to pay a "dealer spread" or other brokerage amounts in order to liquidate such securities. However, each Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period.

-------------------------------------------------------------------------------
                       NET INCOME, DIVIDENDS AND VALUATION
-------------------------------------------------------------------------------

Determination of Net Income

         The net income of each Fund is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day that the Exchange is open for trading. The Exchange is expected to be closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net income includes (i) all interest accrued and discount earned on the portfolio investments of the Fund, minus (ii) amortized premium on such investments, plus or minus (iii) all realized gains and losses on such investments, and minus (iv) all expenses of the Fund.

Determination of Yield

         Yield. Each Fund's yield, as it may appear in advertisements or written sales material, represents the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of the period for which yield is determined (the "base period"). Current yield for the base period (for example, seven calendar days) is calculated by dividing
(i) the net change in the value of the account for the base period by (ii) the number of days in the base period. The resulting number is then multiplied by 365 to determine the net income on an annualized basis. This amount is divided by the value of the account as of the beginning of the base period, normally $1, in order to state the current yield as a percentage. Yield may also be calculated on a compound basis ("effective" or "compound" yield) which assumes continual reinvestment throughout an entire year of net income earned at the same rate as net income is earned by the account for the base period.

         Each Fund's yield for the seven days ended June 30, 1996 and effective yield based on such seven-day period were, respectively, 4.46% and 4.56% (Money Market Fund), 4.03% and 4.11% (Government Fund) and 3.08% and 3.13% (Tax Exempt
Fund).

         Taxable-Equivalent Yield. The Tax Exempt Fund may also advertise a taxable-equivalent yield or taxable-equivalent effective yield, calculated as described above, except that, for any given tax bracket, net investment income will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of the Fund plus (ii) the tax exempt income of the Fund divided by the difference between 1 and the effective federal income tax rate for taxpayers in that tax bracket.

                 Taxable-Equivalent Yield and Taxable-Equivalent
               Effective Yield for the 7 day period ended 6/30/96

             7 day yield:                          3.08%
             7 day effective:                      3.13%

              Federal           Taxable-Equivalent        Taxable-Equivalent
             Tax Rate                Yield                 Effective Yield
             --------                -----                 ---------------
               15%                   3.62%                      3.68%
               28%                   4.28%                      4.35%
               31%                   4.46%                      4.54%
               36%                   4.81%                      4.89%
             39.6%                   5.10%                      5.18%

-------------------------------------------------------------------------------
                               TAX-FREE INVESTING
-------------------------------------------------------------------------------

         The table below compares taxable and tax-free yields, based on tax rates for 1996:

                                                               Federal
                                                               Marginal
                       TAXABLE INCOME                            Tax                        IF TAX EXEMPT YIELD IS
           Joint                           Single               Rate                        ----------------------
           Return                          Return              (1996)         2%          3%          4%          5%         6%
                                                                                    Then the Equivalent Taxable Yield Would Be
        $0 - $40,100                    $0 - $24,000             15%         2.35%       3.53%       4.71%      5.88%       7.06%
     $40,101 - $96,900               $24,001 - $58,150           28%         2.78%       4.17%       5.56%      6.94%       8.33%
     $96,901 - $147,700              $58,151 - $121,300          31%         2.90%       4.35%       5.80%      7.25%       8.70%
    $147,701 - $263,750             $121,301 - $263,750          36%         3.13%       4.69%       6.25%      7.81%       9.38%
       over $263,751                   over $263,751            39.6%        3.31%       4.97%       6.62%      8.28%       9.93%

         The table above does not take into account the effect of state and local taxes, if any, or federal income taxes on social security benefits which may arise as a result of receiving tax exempt income.

In General

         Yield is calculated without regard to realized and unrealized gains and losses. The yield of each Fund will vary depending on prevailing interest rates, operating expenses and the quality, maturity and type of instruments held in the portfolio of that Fund. Consequently, no yield quotation should be considered as representative of what the yield of the applicable Fund may be for any future period. The Funds' yields are not guaranteed.

         Shareholders comparing Fund yield with that of alternative investments (such as savings accounts, various types of bank deposits, and other money market funds) should consider such things as liquidity, minimum balance requirements, checkwriting privileges, the differences in the periods and methods used in the calculation of the yields being compared, and the impact of taxes on alternative types of investments.

         Yield information may be useful in reviewing each Fund's performance and providing a basis for comparison with other investment alternatives. However, unlike bank deposits, traditional corporate or municipal bonds or other investments which pay a fixed yield for a stated period of time, money market and tax exempt money market fund yields fluctuate.

Daily Dividends

         As described in the Prospectus, the net income of each Fund is declared as a dividend, at the closing of regular trading on the Exchange each day that the Exchange is open. Dividends will be paid in cash to the shareholder if the shareholder has notified State Street Bank in writing of the election on or before payable date. The net income for Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately preceding business day. Although the Funds do not expect to realize any long-term capital gains, if such gains are realized they will be distributed once a year.

Valuation of the Funds' Portfolio Investments

         The total net asset value of each Fund (the excess of the Fund's assets over its liabilities) is determined by State Street Bank as of the close of regular trading on the Exchange on each day the Exchange is open for trading. (See "Determination of Net Income.") The portfolio securities of each Fund are valued at their fair value as determined in good faith by the relevant Trust's Board of Trustees or persons acting at their direction. Under normal market conditions, portfolio securities will be valued at amortized cost as described below. Expenses of each Fund are paid or accrued each day.

         Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter, the value of securities purchased at a discount or premium is increased or decreased incrementally each day so that at maturity the purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the securities of a Fund may at times be more or less than their market value.

         By using amortized cost valuation, the Funds seek to maintain a constant net asset value of $1.00 per share despite minor shifts in the market value of their portfolio securities. The yield on a shareholder's investment may be more or less than that which would be recognized if the net asset value per share were not constant and were permitted to fluctuate with the market value of the portfolio securities of each Fund. However, as a result of the following procedures, it is believed that any difference will normally be minimal. The trustees monitor quarterly the deviation between the net asset value per share of each Fund as determined by using available market quotations and its amortized cost price per share. Back Bay Advisors(R) makes such comparisons at least weekly and will advise the trustees promptly in the event of any significant deviation. If the deviation exceeds 1/2 of 1% for any Fund, the relevant Board of Trustees will consider what action, if any, should be initiated to provide fair valuation of the portfolio securities of that Fund and prevent material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind; selling portfolio securities prior to maturity; withholding dividends; or using a net asset value per share as determined by using available market quotations. There is no assurance that each Fund will be able to maintain its net asset value at $1.00.

-------------------------------------------------------------------------------
                                      TAXES
-------------------------------------------------------------------------------

In General

         The tax status of the Funds and the distributions that each Fund may make are summarized in the text of the Prospectus titled "Income Tax Considerations." Each Fund intends to qualify as a regulated investment company under the Code. This means that the Fund is not subject to federal income tax on net income and net realized capital gains distributed to shareholders provided it distributes annually substantially all its net investment income and net realized short-term capital gains.

         To avoid certain excise taxes, each Fund must distribute by December 31 each year virtually all of its ordinary income realized in that year, and any previously undistributed capital gains it realized in the twelve months ended on October 31 of that year. Certain dividends declared by a Fund in December but not actually received by you until January will be treated for federal tax purposes as though you had received them in December.

Money Market Fund and Government Fund

         It is not expected that either Fund will realize any long-term capital gains. However, to the extent that distributions of any net realized long-term capital gains are made to shareholders of either Fund, such gains are taxable to such shareholders as long-term capital gains, whether received in cash or additional shares and regardless of how long shareholders have held their shares. Such distributions are not eligible for the dividends received deduction for corporations.

         The Money Market Fund and the Government Fund are treated as separate entities for federal income tax purposes.

Tax Exempt Fund

         The Fund intends to have at least 50% of its total assets invested in Municipal Securities at the close of each quarter of its taxable year so that dividends paid by the Fund which are derived from interest on Municipal Securities will be "exempt-interest dividends" within the meaning of the Code. Exempt-interest dividends may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. Dividends derived from income which is not exempt from federal income tax, including interest earned on investments in taxable money market securities or in repurchase agreements and any net short-term capital gains realized by the Fund, will be taxable to shareholders as ordinary income whether received in cash or additional shares. See the Prospectus for information concerning the federal income tax treatment of interest on "private activity bonds" and certain other limitations on the tax-exempt status of interest on Municipal Securities.

         Net long-term capital gain distributions, if any, will be taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held shares of the Fund.

         None of the Funds' dividends or distributions are expected to be eligible for the dividends-received deduction available to corporations.

         Under the Code, investors may not deduct interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund. (See Section 265(4) of the Code.) Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds (see Appendix A-2) should consult their tax advisers before purchasing shares of the Fund.

         Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal income taxation of the Fund and the income tax consequences to its shareholders.

All Funds

         The foregoing relates only to federal income taxation of individuals and corporations. Prospective shareholders should consult their tax advisers as to the possible application of state and local income tax laws to Fund dividends and capital gain distributions and the tax consequences of retirement plans offering tax benefits. Information regarding the tax status of distributions made by the Funds will be sent to shareholders shortly after the end of each calendar year.

-------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

         The Financial Statements of each of the Funds and the related reports of the independent accountants included in the annual reports of the Funds for the year ended June 30, 1996, are incorporated herein by reference.

-------------------------------------------------------------------------------
APPENDIX A
-------------------------------------------------------------------------------

DESCRIPTION OF CERTAIN NEW ENGLAND CASH MANAGEMENT TRUST INVESTMENTS:

        Obligations Backed by Full Faith and Credit of the U.S. Government --(1) are bills, certificates of indebtedness, notes and bonds issued by (i) the U.S. Treasury or (ii) agencies, authorities and instrumentalities of the U.S. Government or other entities and backed by the full faith and credit of the U.S. Government. Such obligations include, but are not limited to, obligations issued by the Government National Mortgage Association, the Farmers' Home Administration and the Small Business Administration.

         Other U.S. Government Obligations -- are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government which are supported by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

         Repurchase Agreements -- are agreements by which the Fund purchases a security (usually a U.S. Government Obligation) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligation to repurchase.

         Certificates of Deposit -- are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

         Bankers' Acceptances -- are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

         Yankeedollar Obligations -- obligations of U.S. branches of foreign banks.

         Eurodollar Obligations -- dollar-denominated obligations of foreign banks (including U.S. and London branches of foreign banks) and foreign branches of U.S. banks.

         Commercial Paper -- refers to promissory notes issued by corporations in order to finance their short-term credit needs. (See Appendix C.)

         Corporate Obligations -- include bonds and notes issued by corporations in order to finance longer-term credit needs. (See Appendix C.)

----------
(1) These obligations, together with related repurchase agreements, are the only obligations that may be purchased by the U.S. Government Series.

-------------------------------------------------------------------------------
                                   APPENDIX B
-------------------------------------------------------------------------------

DESCRIPTION OF CERTAIN NEW ENGLAND TAX-EXEMPT MONEY MARKET TRUST INVESTMENTS

         The three principal classifications of Municipal Securities are "Notes," "Bonds" and "Commercial Paper."

         Municipal Notes. Municipal Notes are generally issued to finance short-term capital needs and generally have maturities of one year or less. Municipal Notes include:

1. Project Notes. Project Notes are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory or U.S. possession. They have maturities that range up to one year from the date of issuance. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment and related needs (such as low-income housing programs and urban renewal programs). While they are the primary obligations of the local public housing agencies or the local urban renewal agencies, they are also backed by the full faith and credit of the U.S. Government. Accordingly, investment restriction (1) of New England Tax Exempt Money Market Trust is not applicable to Project Notes. See "Investment Restrictions."

2. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of states, counties, municipalities and other public bodies which have the legal power to tax. Generally, they are issued in anticipation of various seasonal tax revenues, such as real and personal property, income, sales, use and business taxes, and are payable from some or all of these specific future taxes.

3. Revenue Anticipation Notes. Revenue Anticipation Notes are issued to provide interim financing in expectation of receipt of various types of non-tax revenue, such as revenues available to the issuer under various federal revenue sharing programs. In some cases, Revenue Anticipation Notes may be payable additionally from tax revenues.

4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds, when sold and issued, then provide the money for repayment of the Notes.

5. Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) programs.

         Municipal Bonds. Municipal Bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: General Obligation Bonds and Limited Obligation or Revenue Bonds. One type of Municipal Revenue Bonds is referred to as Industrial Development Bonds. These three are discussed below.

1. General Obligation Bonds. Issuers of General Obligation Bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. General Obligation Bonds are not payable from any particular fund or source. The characteristics and method of enforcement of General Obligation Bonds vary according to the law applicable to the particular issuer and payment may be dependent upon an appropriation by the issuer's legislative body. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Such bonds may be additionally secured by special assessments.

2. Limited Obligation or Revenue Bonds. The principal source for repayment of a Revenue Bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue Bonds have been or may be issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidies and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

3. Industrial Development Bonds. Prior to the Tax Reform Act of 1986, certain debt obligations known as Industrial Development Bonds could be issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports and pollution control; such obligations are included within the term Municipal Bonds if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax. These bonds also have been or may be used to finance public facilities, which may be privately used and operated, such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real or personal property so financed as security for such payment. The Tax Reform Act of 1986 eliminated some types of industrial revenue bonds but retained others under the general category of "private activity bonds."

         Tax-Exempt Commercial Paper. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Tax-Exempt Commercial Paper is often renewed or refunded at its maturity by the issuance of other short or long-term obligations.

         Other Types of Municipal Securities. The foregoing describes types of Municipal Securities which are presently available. New England Tax Exempt Money Market Trust may, to the extent consistent with its investment objective, policies and restrictions, invest in other types of Municipal Securities as they become available in the future.

------------------------------------------------------------------------------
                                   APPENDIX C
------------------------------------------------------------------------------

         RATINGS OF CORPORATE AND MUNICIPAL BONDS, COMMERCIAL PAPER AND
                       SHORT-TERM TAX-EXEMPT OBLIGATIONS

Set forth below are descriptions of the highest ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") for corporate and municipal bonds, commercial paper and short-term tax-exempt obligations. Ratings for commercial paper have been included since certain of the obligations which the Funds are authorized to purchase have characteristics of commercial paper and have been rated as such by Moody's and S&P.

                                MOODY'S RATINGS

Corporate and Municipal Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Short-Term Municipal Notes

The two highest ratings of Moody's for short-term municipal notes are MIG-1 and MIG-2: MIG-1 denotes "best quality, enjoying strong protection from established cash flows;" MIG-2 denotes "high quality," with margins of protection ample although not so large as in the preceding group.

Commercial Paper

        The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or long term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

                                   S&P RATINGS

Corporate and Municipal Bonds

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

Short-Term Municipal Notes

S&P does not rate short-term municipal notes as such.

Commercial Paper

Commercial paper rated A-1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Commercial paper within the A-1 category which has overwhelming safety characteristics is denoted "A-1+."

-------------------------------------------------------------------------------
                                   APPENDIX D
-------------------------------------------------------------------------------
         PUBLICATIONS THAT MAY BE REFERRED TO IN FUND ADVERTISEMENTS OR
                                SALES LITERATURE
ABC and affiliates
Adam Smith's Money World
America On Line
Anchorage Daily News
Atlanta Constitution
Atlanta Journal
Arizona Republic
Austin American Statesman
Baltimore Sun
Bank Investment Marketing
Barron's
Bergen County Record (NJ)
Bloomberg Business News
B'nai B'rith Jewish Monthly
Bond Buyer
Boston Business Journal
Boston Globe
Boston Herald
Broker World
Business Radio Network
Business Week
CBS and affiliates
CFO
Changing Times
Chicago Sun Times
Chicago Tribune
Christian Science Monitor
Christian Science Monitor News Service
Cincinnati Enquirer
Cincinnati Post
CNBC
CNN
Columbus Dispatch
CompuServe
Dallas Morning News
Dallas Times-Herald
Denver Post
Des Moines Register
Detroit Free Press
Donoghues Money Fund Report
Dorfman, Dan (syndicated column)
Dow Jones News Service
Economist
FACS of the Week
Financial News Network
Financial Planning
Financial Planning on Wall Street
Financial Research Corp.
Financial Services Week
Financial World
Fitch Insights
Forbes
Fort Worth Star-Telegram
Fortune
Fox Network and affiliates
Fund Action
Fund Decoder
Global Finance
(the) Guarantor
Hartford Courant
Houston Chronicle
INC
Indianapolis Star
Individual Investor
Institutional Investor
International Herald Tribune
Internet
Investment Advisor
Investment Company Institute
Investment Dealers Digest
Investment Profiles
Investment Vision
Investor's Daily
IRA Reporter
Journal of Commerce
Kansas City Star
KCMO (Kansas City)
KOA-AM (Denver)
Los Angeles Times
Leckey, Andrew (syndicated column)
Lear's
Life Association News
Lifetime Channel
Miami Herald
Milwaukee Sentinel
Money
Money Maker
Money Management Letter
Morningstar
Mutual Fund Market News
Mutual Funds Magazine
National Public Radio
National Underwriter
NBC and affiliates
New England Business
New England Cable News
New Orleans Times-Picayune
New York Daily News
New York Times
Newark Star Ledger
Newsday
Newsweek
Nightly Business Report
Orange County Register
Orlando Sentinel
Palm Beach Post
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade

UPI
US News and World Report
USA Today
USA TV Network
Value Line
Wall St. Journal
Wall Street Letter
Wall Street Week
Washington Post
WBZ
WBZ-TV
WCVB-TV
WEEI
WHDH
Worcester Telegram
World Wide Web
Worth Magazine
WRKO
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                                   APPENDIX E
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           CERTAIN INFORMATION THAT MAY BE INCLUDED IN ADVERTISING AND
                             PROMOTIONAL LITERATURE

         References may be included in New England Funds' advertising and promotional literature to NEIC and its affiliates that perform advisory or subadvisory functions for New England Funds including, but not limited to: New England Funds Management, L.P., Back Bay Advisors(R), Loomis, Sayles & Company, L.P., Capital Growth Management Limited Partnership, Draycott Partners, Ltd. and Westpeak Investment Advisors, L.P.

         References may be included in New England Funds' advertising and promotional literature to NEIC affiliates that do not perform advisory or subadvisory functions for the Funds including, but not limited to, New England Investment Associates, L.P., Copley Real Estate Advisors, L.P., Marlborough Capital Advisors, L.P., Reich & Tang Capital Management and Reich & Tang Mutual Funds Group.

         References to subadvisers unaffiliated with NEIC that perform subadvisory functions on behalf of New England Funds may be contained in New England Funds' advertising and promotional literature including, but not limited to, Berger Associates, Inc., Janus Capital Corporation, Founders Asset Management, Inc. and Montgomery Asset Management, L.P.

         New England Funds' advertising and promotional material may include, but is not limited to, discussions of the following information about the above entities:

* Specific and general investment emphasis, specialties, competencies, operations and functions

* Specific and general investment philosophies, strategies, processes and techniques

* Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

*  The corporate histories, founding dates and names of founders of the entities

*  Awards, honors and recognition given to the firms

*  The names of those with ownership interest and the percentage of ownership

* Current capitalization, levels of profitability and other financial information

* Identification of portfolio managers, researchers, economists, principals and other staff members and employees

* The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

* Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans

*  Current and historical statistics about:

      -total dollar amount of assets managed

      -New England Funds' assets managed in total and by fund

      -the growth of assets

      -asset types managed

      -numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff

      -the above individuals' total and average number of years of industry experience and the total and average length of their service to the adviser or the subadviser

         In addition, communications and materials developed by New England Funds may make reference to the following information about NEIC and its affiliates:

         NEIC is the fifth largest publicly traded money manager in the U.S. listed on the New York Stock Exchange. NEIC maintains over $87 billion in assets under management. Clients serviced by NEIC and its affiliates, besides New England Funds, include wealthy individuals, major corporations and large institutions.

         Back Bay Advisors(R) employs a conservative style of management emphasizing short and intermediate term securities to reduce volatility, adds value through careful, continuous credit analysis and has expertise in government, corporate and tax-free municipal bonds and equity securities. Among its clients are Boston City Retirement System, Public Service Electric & Gas of New Jersey, Petrolite Corp. and General Mills.

         Capital Growth Management Limited Partnership seeks to deliver exceptional growth for its clients through the selection of stocks with the potential to outperform the market and grow at a faster rate than the U.S. economy. Among its approaches are pursuit of growth 50% above the Standard & Poor's Index of 500 Common Stocks, prompt responses to changes in the market or economy and aggressive, highly concentrated portfolios.

         Loomis, Sayles & Company, L.P. is one of the oldest and largest investment firms in the U.S. and has provided investment counseling to individuals and institutions since 1926. Characteristic of Loomis, Sayles & Company, L.P. is that it has one of the largest staffs of research analysts in the industry, practices strict buy and sell disciplines and focuses on sound value in stock and bond selection. Among its clients are large corporations such as Chrysler, Mobil Oil and Revlon.

         Westpeak Investment Advisors, L.P. ("Westpeak") employs proprietary research and a disciplined stock selection process that seeks rigorously to control unnecessary risk. Its investment process is designed to evaluate when value and growth styles - two primary approaches to stock investing - hold potential for reward. Over seventy fundamental attributes are continuously analyzed by Westpeak's experienced analysts and sophisticated computer systems. The results are assessed against Wall Street's consensus thinking, in pursuit of returns in excess of appropriate benchmarks. The value/growth strategy is a unique blend of investment styles, seeking opportunities for increased return with reduced risk. Among the keys to Westpeak's investment process are continuous review of timely, accurate data on over 3600 companies, analysis of dozens of factors for excess return potential and identification of overvalued and undervalued stocks.

         Harris Associates L.P. is a Chicago-based investment management company with more than $9.5 billion in assets under management, including the $5.4 billion Oakmark Fund Group and $4.1 billion in multi-manager partnerships, individual accounts and institutional assets. Harris Associates L.P.'s investment philosophy is predicated on the belief that over time market price and value converge and that investment in securities prices significantly below long-term value presents the best opportunity to achieve long-term growth of capital.

         On June 30, 1995, NEIC purchased the assets of Graystone Partners, L.P. ("Graystone"), a Chicago-based consulting firm focusing exclusively on working with the wealthiest families in the country. Founded in 1993, Graystone specializes in assisting high net worth families in developing asset allocation strategies, identifying appropriate portfolio managers and the monitoring of investment performance.


         Vaughan, Nelson, Scarborough & McConnell L.P. ("VNSM") is a Houston-based investment management firm focusing on institutional and high net worth clients, approximately half of which are foundations and endowments. Founded in 1970, VNSM manages equity, fixed income and balanced portfolios and focuses on strong fundamental research, solid investment performance and excellent client service.

         Financial Adviser Services ("FAS"), a division of NEIC, may be referenced in Fund advertising and promotional literature concerning the marketing services it provides to NEIC affiliated fund groups including: New England Funds, Loomis Sayles Funds, Oakmark Funds and Reich & Tang Funds.

         FAS will provide marketing support to NEIC affiliated fund groups targeting financial advisers, financial intermediaries and institutional clients who may transact purchases and other fund related business directly with these fund groups. Communications will contain information including, but not limited to: descriptions of clients and the marketplaces to which it directs its efforts; the mission and goals of FAS and the types of services it provides which may include: seminars; its 1-800 number, web site, Internet or other electronic facilities; qualitative information about the funds' investment methodologies; information about specific strategies and management techniques; performance data and features of the funds; institutional oriented research and portfolio manager insight and commentary. Additional information contained in advertising and promotional literature may include: rankings and ratings of the funds including, but not limited to, those of Morningstar and Lipper Analytical Services; statistics about the advisers', Fund groups' or a specific fund's assets under management; the histories of the advisers and biographical references to portfolio managers and other staff including, but not limited to, background, credentials, honors, awards and recognition received by the advisers and their personnel; commentary about the advisers, their funds and their personnel from third party sources including newspapers, magazines, periodicals, radio, television or other electronic media.


         References may be included in New England Funds' advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

* Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms including, but not limited to, DC Xchange, William Mercer and other organizations involved in 401(k) and retirement programs with which New England Funds may or may not have a relationship.

* Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the New England Funds as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Access Research, Dalbar, Investment Company Institute and other industry authorities, research organizations and publications.

* Specific and general discussion of economic, legislative and other environmental factors affecting 401(k) and retirement plans, including but not limited to, statistics, detailed explanations or broad summaries of:

      -past, present and prospective tax legislation and IRS requirements and rules, including, but not limited to, reporting standards, minimum distribution notices, Forms 5500, Form 1099R and other relevant forms and documents, Department of Labor rules and standards and other regulations. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and other retirement plans

      -information about the history, status and future trends of Social
        Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs

      -current and prospective ERISA regulations and requirements.

* Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the New England Funds 401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data about:

      -increased employee retention

      -reinforcement or creation of morale

      -deductibility of contributions for participants

      -deductibility of expenses for employers

      -tax deferred growth, including illustrations and charts

      -loan features and exchanges among accounts

      -educational services, materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

* Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and, in particular, New England Funds and its 401(k) and retirement plan offerings, including but not limited to:

      -the significant economies of scale experienced by mutual fund companies in the 401(k) and retirement benefits arena

      -broad choice of investment options and competitive fees

      -plan sponsor and participant statements and notices

      -the plan prototype, summary descriptions and board resolutions

      -plan design and customized proposals

      -trusteeship, record keeping and administration

      -the services of State Street Bank, including but not limited to, trustee services and tax reporting

      -the services of DST Systems, Inc. and BFDS, including but not limited to mutual fund processing support, participant 800 numbers and participant 401(k) statements

      -the services of Trust Consultants Inc., including but not limited to, sales support, plan record keeping, document service support, plan sponsor support, compliance testing and Form 5500 preparation.

* Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

      -access to expertise on investments

      -assistance in interpreting past, present and future market trends and economic events

      -providing information to clients, including participants, during enrollment and on an ongoing basis after enrollment

      -promoting and understanding the benefits of investing, including mutual fund diversification and professional management.